SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 30, 2006

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation
1-08788	SIERRA PACIFIC RESOURCES P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104	Nevada

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.

On June 30, 2006, Nevada Power Company, a wholly-owned subsidiary of Sierra Pacific Resources, issued a press release announcing that it has filed its Integrated Resource Plan for years 2007-2026 with the Public Utilities Commission of Nevada (PUCN). The key components of the Integrated Resource Plan are the initial 1,500-megawatt phase of the proposed clean-coal-powered Ely Energy Center in eastern Nevada’s White Pine County, and an accompanying 250-mile transmission link between the southern and northern portions of the state. The cost of the initial phase of this project is expected to be approximately $3.7 billion. The Integrated Resource Plan also includes Nevada Power Company’s commitment to additional renewable resources, the addition of generation facilities to be used during peak demand periods, and expanded demand management programs designed to reduce energy consumption. The Integrated Resource Plan is subject to approval by the PUCN.

A copy of the press release announcing Nevada Power Company’s filing of its Integrated Resource Plan with the PUCN is filed herewith as Exhibit 99.1.

Forward-looking statements: This filing on Form 8-K contains forward-looking statements regarding the future performance of Nevada Power Company, within the meaning of the Private Securities Litigation Reform Acts of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, risk related to the construction of additional generation facilities and the Ely Energy Center, Nevada Power Company’s ability to access the capital markets to finance the construction on favorable terms, and obtaining required regulatory approvals for financing the construction. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Nevada Power Company are contained in its Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, both filed with the Securities and Exchange Commission. Nevada Power Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 30, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: July 3, 2006	By:	/s/ John E. Brown
John E. Brown
Corporate Controller

Nevada Power Company
(Registrant)

Date: July 3, 2006	By:	/s/ John E. Brown
John E. Brown
Controller